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                      SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF


THE SECURITIES ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 1996

                         Technology Solutions Company
                         ----------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                        0-19433                36-3584201
    --------                        -------                ----------
 (State or Other                      (Commission
      (I.R.S. Employer


 Jurisdiction                         File Number)
      Identification No.)
of Corporation)

                      205 North Michigan Avenue, Chicago, IL     60601
                      --------------------------------------     -----

               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (312) 228-4500

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITIS
- -------------------------------------------
      (c)  Exhibits


      1    Press release of the Company dated September 24, 1996.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 24, 1996            By:  TECHNOLOGY SOLUTIONS COMPANY


                                          (Registrant)
                                     By:  /s/ Martin T. Johnson
                                         ----------------------


                                         Martin T. Johnson
                                         Chief Financial and Accounting Officer